                                                                    Exhibit 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                    $ 3,257,832.30

RECEIPTS:
        1. Receipts from Operations                                  $            -
        2. Other Receipts                                            $     6,301.81
                                                                     --------------
TOTAL RECEIPTS                                                       $     6,301.81

DISBURSEMENTS
        3. Net Payroll
              a. Officers                                            $            -
              b. Others                                              $            -
        4. Taxes
              a. Federal Income Taxes                                $            -
              b. FICA Withholdings                                   $            -
              c. Employee's withholdings                             $            -
              d. Employer's FICA                                     $            -
              e. Federal Unemployment Taxes                          $            -
              f. State Income Tax                                    $            -
              g. State Employee withholdings                         $            -
              h. All other state taxes                               $     1,453.00

        5. Necessary Expenses (Paid by Parent or Affiliate)
              a. Rent or mortgage payment(s)                         $            -
              b. Utilities                                           $            -
              c. Insurance                                           $            -
              d. Merchandise bought for manufacture or sell          $            -
              e. Other necessary expenses
                 Clearing of previously voided checks                $            -
                 U.S. Trustee Fees                                   $            -
                 Computer Access/Hosting Services                    $            -
                                                                     --------------

TOTAL DISBURSEMENTS                                                  $     1,453.00
Less:  Disbursements by Parent or Affiliate                          $    (1,453.00)
                                                                     --------------
ADJUSTED TOTAL DISBURSEMENTS                                         $            -
                                                                     --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                  $     6,301.81

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                              $            -
                                                                     --------------
ENDING BALANCE IN WxC/WAXS                                           $   110,913.25
ENDING BALANCE IN B of A Checking                                    $ 3,153,220.86
                                                                     --------------
                    ENDING BALANCE                                   $ 3,264,134.11
                                                                     ==============

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2002

Bank:            Bank of America
Location:        Atlanta, GA
Account Name:    Checking
Account Number:  3299991275

 DATE RECEIVED         DESCRIPTION                 AMOUNT
---------------     -------------------          ----------
Other Receipts:
  10/4/2002         Eniap Corp.                    4,503.00
 10/22/2002         New York Utilities             1,798.81
                                                 ----------
                                           Total $ 6,301.81
                                                 ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF INVENTORY
     Beginning Inventory                      $           -
     Add: purchases                           $           -
     Less: goods sold                         $           -
                                              -------------
     Ending inventory                         $           -
                                              =============

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period            $           -
     Payroll taxes due but unpaid             $           -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                          Date regular        Amount of              Number of                 Amount of
   Name of Creditor/Lessor               payment is due    regular payment      Payments Delinquent       Payments Delinquent
Imperial Premium Finance                    Monthly             8,798.52                      -                          -
Storage West Self Storage                   Monthly               209.00             See Note 1                      27.87
Storage West Self Storage                   Monthly                99.00             See Note 1                      13.20
Associated Storage                          Monthly             2,149.98             See Note 1                     286.66
Bay 602 Corporation                         Monthly             9,817.39             See Note 1                   1,308.99
Reynolds Family Properties                  Monthly             4,448.00             See Note 1                     593.07
Reynolds Family Properties                  Monthly            23,792.49             See Note 1                   3,172.33
Doral Plaza Associates                      Monthly             9,660.00             See Note 1                   1,288.00
Colonial Parking                            Monthly               378.00             See Note 1                      50.40
23223 Bryan St. Limited Partnership         Monthly            16,941.16             See Note 1                   2,258.82
Central Parking Systems                     Monthly               700.00             See Note 1                      93.33
Currie Samuelson                            Monthly             1,200.00             See Note 1                     160.00
Currie Samuelson                            Monthly            34,516.00             See Note 1                   4,602.13
Downtown Properties                         Monthly            10,850.00             See Note 1                   1,446.67
Hudson Telegraph                            Monthly            12,206.25             See Note 1                   1,627.50
Okada International                         Monthly             2,601.03             See Note 1                     346.80
One Wilshire Arcade Imp.                    Monthly             6,147.03             See Note 1                     819.60
Rockrose Development                        Monthly             2,848.25             See Note 1                     379.77
Scripps Ranch Landscape                     Monthly             1,000.00             See Note 1                     133.33
Pacific Guardian Center                     Monthly             4,707.32             See Note 1                     627.64
Wells Fargo Financial Leasing Co.           Monthly               279.88                      -                          -
Newcourt Leasing                            Monthly             1,871.90                      -                          -
Greater San Diego Air                       Monthly             2,246.00             See Note 1                     299.47
Finova Loan Admin. Inc                      Monthly            11,825.07             See Note 1                   1,576.68
CIT Group                                   Monthly             8,117.96                      -                          -
Dana Commercial Credit                      Monthly            14,734.93             See Note 1                   1,964.66
Danka Financial Services                    Monthly            16,705.50                      -                          -
Danka Financial Services                    Monthly               378.16             See Note 2                     428.58
Data Sales Co., Inc                         Monthly            58,663.13             See Note 1                   7,821.75
IBM Corporation                             Monthly            56,452.32                      -                          -
Advanta Leasing Services                    Monthly             1,374.62                      -                          -
Premier Computer Sales                      Monthly             7,151.17             See Note 1                     953.49
Siemens Credit LTD                          Monthly            45,360.11             See Note 2                  51,408.12
Telogy, Inc.                                Monthly             6,482.29             See Note 1                     864.31
Telecommunications Finance Group            Monthly         1,013,115.84             See Note 2               1,148,197.95
Union Bank of CA., N.A.                     Monthly            61,133.27             See Note 1                   8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF AGED RECEIVABLES

                                                  3RD PARTY        INTERCOMPANY         TOTAL
                                               ---------------   ---------------   ------------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                 $             -   $  2,402,758.04   $     2,402,758.04
    Add: Receipts by parent/affiliates         $             -   $             -   $                -
    Add: customer credits                      $             -   $             -   $                -
    Add: intercompany activity                 $             -   $             -   $                -
    Less: collections                          $             -   $             -   $                -
    Less: offsets                              $             -   $             -   $                -
    Less: application of customer deposits     $             -   $             -   $                -
    Less: sale of receivables to I-Link        $             -   $             -   $                -
                                               ---------------   ---------------   ------------------
    End of month balance                       $             -   $  2,402,758.04   $     2,402,758.04
                                               ===============   ===============   ==================

0-30 Days         31-60 Days                     61-90 Days       Over 90 Days     End of Month Total
---------         ----------                   ---------------   ---------------   ------------------
$       -         $        -                   $             -   $             -   $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                  3RD PARTY        INTERCOMPANY          TOTAL
                                               ---------------   ---------------   ------------------
Beginning of month balance                     $  8,702,870.24   $  6,249,696.70   $    14,952,566.94
Add: sales on account**                        $             -   $             -   $                -
Add: collections on behalf of I-Link           $             -   $             -   $                -
Add: intercompany activity
  Expenses paid directly by Parent or
     Affiliate                                 $     (1,453.00)  $      1,453.00   $                -
  Net cash advanced by Parent                  $             -   $             -   $                -
  Credit extended by Parent or
     Affiliate                                 $             -   $             -   $                -
  Amounts collected by Parent                  $             -   $             -   $                -
Less: Invoicing to I-Link                      $             -   $             -   $                -
Less: remittances to I-Link                    $             -   $             -   $                -
Less: payments                                 $             -   $             -   $                -
                                               ---------------   ---------------   ------------------
End of month balance                           $  8,701,417.24   $  6,251,149.70   $    14,952,566.94
                                               ===============   ===============   ==================

0-30 Days         31-60 Days           61-90 Days             Over 90 Days         End of Month Total
---------         ----------         ---------------         ---------------       ------------------
$      -          $        -         $             -         $  8,701,417.24       $     8,701,417.24

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.


                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: October 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1. Federal income taxes                Yes (X)            No ( )

         2. FICA withholdings                   Yes (X)            No ( )

         3. Employee's withholdings             Yes (X)            No ( )

         4. Employer's FICA                     Yes (X)            No ( )

         5. Federal unemployment taxes          Yes (X)            No ( )

         6. State income tax                    Yes (X)            No ( )

         7. State employee withholdings         Yes (X)            No ( )

         8. All other state taxes                   See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                              _________________________________
                                              For the Debtor In Possession

                                              Henry C. Lyon
                                              Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                    $    3,264,134.11

RECEIPTS:
  1. Receipts from Operations                                        $               -
  2. Other Receipts                                                  $               -
                                                                     -----------------
TOTAL RECEIPTS                                                       $               -

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                     $               -
     b. Others                                                       $               -
  4. Taxes
     a. Federal Income Taxes                                         $               -
     b. FICA Withholdings                                            $               -
     c. Employee's withholdings                                      $               -
     d. Employer's FICA                                              $               -
     e. Federal Unemployment Taxes                                   $               -
     f. State Income Tax                                             $               -
     g. State Employee withholdings                                  $               -
     h. All other state taxes                                        $               -

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                                  $               -
     b. Utilities                                                    $               -
     c. Insurance                                                    $               -
     d. Merchandise bought for manufacture or sell                   $               -
     e. Other necessary expenses
        Clearing of previously voided checks                         $               -
        U.S. Trustee Fees                                            $               -
        Computer Access/Hosting Services                             $               -
                                                                     -----------------

TOTAL DISBURSEMENTS                                                  $               -
Less:  Disbursements by Parent or Affiliate                          $               -
                                                                     -----------------
ADJUSTED TOTAL DISBURSEMENTS                                         $               -
                                                                     -----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                  $               -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                              $               -
                                                                     -----------------

ENDING BALANCE IN WxC/WAXS                                           $      110,913.25
ENDING BALANCE IN B of A Checking                                    $    3,153,220.86

                                                                     -----------------
                                                     ENDING BALANCE  $    3,264,134.11
                                                                     =================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: November 30, 2002

STATEMENT OF INVENTORY

Beginning Inventory                    $          -
Add: purchases                         $          -
Less: goods sold                       $          -
                                       ------------
Ending inventory                       $          -
                                       ============

PAYROLL INFORMATION STATEMENT

 Gross payroll for this period         $          -
 Payroll taxes due but unpaid          $          -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                      Date regular      Amount of          Number of             Amount of
      Name of Creditor/Lessor        payment is due  regular payment  Payments Delinquent  Payments Delinquent
Imperial Premium Finance                Monthly             8,798.52          -                              -
Storage West Self Storage               Monthly               209.00      See Note 1                     27.87
Storage West Self Storage               Monthly                99.00      See Note 1                     13.20
Associated Storage                      Monthly             2,149.98      See Note 1                    286.66
Bay 602 Corporation                     Monthly             9,817.39      See Note 1                  1,308.99
Reynolds Family Properties              Monthly             4,448.00      See Note 1                    593.07
Reynolds Family Properties              Monthly            23,792.49      See Note 1                  3,172.33
Doral Plaza Associates                  Monthly             9,660.00      See Note 1                  1,288.00
Colonial Parking                        Monthly               378.00      See Note 1                     50.40
23223 Bryan St. Limited Partnership     Monthly            16,941.16      See Note 1                  2,258.82
Central Parking Systems                 Monthly               700.00      See Note 1                     93.33
Currie Samuelson                        Monthly             1,200.00      See Note 1                    160.00
Currie Samuelson                        Monthly            34,516.00      See Note 1                  4,602.13
Downtown Properties                     Monthly            10,850.00      See Note 1                  1,446.67
Hudson Telegraph                        Monthly            12,206.25      See Note 1                  1,627.50
Okada International                     Monthly             2,601.03      See Note 1                    346.80
One Wilshire Arcade Imp.                Monthly             6,147.03      See Note 1                    819.60
Rockrose Development                    Monthly             2,848.25      See Note 1                    379.77
Scripps Ranch Landscape                 Monthly             1,000.00      See Note 1                    133.33
Pacific Guardian Center                 Monthly             4,707.32      See Note 1                    627.64
Wells Fargo Financial Leasing Co.       Monthly               279.88           -                             -
Newcourt Leasing                        Monthly             1,871.90           -                             -
Greater San Diego Air                   Monthly             2,246.00      See Note 1                    299.47
Finova Loan Admin. Inc                  Monthly            11,825.07      See Note 1                  1,576.68
CIT Group                               Monthly             8,117.96           -                             -
Dana Commercial Credit                  Monthly            14,734.93      See Note 1                  1,964.66
Danka Financial Services                Monthly            16,705.50           -                             -
Danka Financial Services                Monthly               378.16      See Note 2                    428.58
Data Sales Co., Inc                     Monthly            58,663.13      See Note 1                  7,821.75
IBM Corporation                         Monthly            56,452.32           -                             -
Advanta Leasing Services                Monthly             1,374.62           -                             -
Premier Computer Sales                  Monthly             7,151.17      See Note 1                    953.49
Siemens Credit LTD                      Monthly            45,360.11      See Note 2                 51,408.12
Telogy, Inc.                            Monthly             6,482.29      See Note 1                    864.31
Telecommunications Finance Group        Monthly         1,013,115.84      See Note 2              1,148,197.95
Union Bank of CA., N.A.                 Monthly            61,133.27      See Note 1                  8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: November 30, 2002

STATEMENT OF AGED RECEIVABLES

                                                       3RD PARTY        INTERCOMPANY          TOTAL
                                                    ----------------  ----------------  ------------------
ACCOUNTS RECEIVABLE
     Beginning of month balance                     $              -  $   2,402,758.04  $     2,402,758.04
     Add: Receipts by parent/affiliates             $              -  $              -  $                -
     Add: customer credits                          $              -  $              -  $                -
     Add: intercompany activity                     $              -  $              -  $                -
     Less: collections                              $              -  $              -  $                -
     Less: offsets                                  $              -  $              -  $                -
     Less: application of customer deposits         $              -  $              -  $                -
     Less: sale of receivables to I-Link            $              -  $              -  $                -
                                                    ----------------  ----------------  ------------------
     End of month balance                           $              -  $   2,402,758.04  $     2,402,758.04
                                                    ================  ================  ==================

0-30 Days          31-60 Days             61-90 Days              Over 90 Days          End of Month Total
---------          ----------          ----------------         ----------------        ------------------
$       -          $        -          $              -         $              -        $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                       3RD PARTY        INTERCOMPANY          TOTAL
                                                    ----------------  ----------------  ------------------
Beginning of month balance                          $   8,701,417.24  $   6,251,149.70  $    14,952,566.94
Add: sales on account**                             $              -  $              -  $                -
Add: collections on behalf of I-Link                $              -  $              -  $                -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate     $              -  $              -  $                -
  Net cash advanced by Parent                       $              -  $              -  $                -
  Credit extended by Parent or Affiliate            $              -  $              -  $                -
  Amounts collected by Parent                       $              -  $              -  $                -
Less: Invoicing to I-Link                           $              -  $              -  $                -
Less: remittances to I-Link                         $              -  $              -  $                -
Less: payments                                      $              -  $              -  $                -
                                                    ----------------  ----------------  ------------------
End of month balance                                $   8,701,417.24  $   6,251,149.70  $    14,952,566.94
                                                    ================  ================  ==================

0-30 Days          31-60 Days              61-90 Days             Over 90 Days          End of Month Total
---------          ----------           ----------------        ----------------        ------------------
$       -          $        -           $              -        $   8,701,417.24        $     8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: November 30, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.  Federal income taxes                   Yes (X)           No ( )

         2.  FICA withholdings                      Yes (X)           No ( )

         3.  Employee's withholdings                Yes (X)           No ( )

         4.  Employer's FICA                        Yes (X)           No ( )

         5.  Federal unemployment taxes             Yes (X)           No ( )

         6.  State income tax                       Yes (X)           No ( )

         7.  State employee withholdings            Yes (X)           No ( )

         8.  All other state taxes                      See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                            ____________________________________
                                            For the Debtor In Possession

                                            Henry C. Lyon
                                            Designated Officer

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                       $    3,264,134.11

RECEIPTS:
  1. Receipts from Operations                                           $               -
  2. Other Receipts                                                     $        4,577.90
                                                                        -----------------

TOTAL RECEIPTS                                                          $        4,577.90

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                        $               -
     b. Others                                                          $               -
  4. Taxes
     a. Federal Income Taxes                                            $               -
     b. FICA Withholdings                                               $               -
     c. Employee's withholdings                                         $               -
     d. Employer's FICA                                                 $               -
     e. Federal Unemployment Taxes                                      $               -
     f. State Income Tax                                                $               -
     g. State Employee withholdings                                     $               -
     h. All other state taxes                                           $               -

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                                     $               -
     b. Utilities                                                       $               -
     c. Insurance                                                       $               -
     d. Merchandise bought for manufacture or sell                      $               -
     e. Other necessary expenses
        Clearing of previously voided checks                            $               -
        U.S. Trustee Fees                                               $               -
        Computer Access/Hosting Services                                $               -
                                                                        -----------------

TOTAL DISBURSEMENTS                                                     $               -
Less:  Disbursements by Parent or Affiliate                             $               -
                                                                        -----------------
ADJUSTED TOTAL DISBURSEMENTS                                            $               -

                                                                        -----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                     $        4,577.90

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                 $               -
                                                                        -----------------

ENDING BALANCE IN WxC/WAXS                                              $      110,913.25
ENDING BALANCE IN B of A Checking                                       $    3,157,798.76

                                                                        -----------------
                                                        ENDING BALANCE  $    3,268,712.01
                                                                        =================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2002

Bank:            Bank of America
Location:        Atlanta, GA
Account Name:    Checking
Account Number:  3299991275

   DATE RECEIVED            DESCRIPTION                    AMOUNT
--------------------  ------------------------          -----------
Other Receipts:

           12/3/2002  IBM                                  4,061.50
          12/31/2002  Stancorp                                60.40
          12/31/2002  MA Department of Revenue               456.00
                                                        -----------
                                                Total   $  4,577.90
                                                        ===========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                    For the Month Ending: December 31, 2002

STATEMENT OF INVENTORY

Beginning Inventory             $            -
Add: purchases                  $            -
Less: goods sold                $            -
                                --------------
Ending inventory                $            -
                                ==============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $            -
Payroll taxes due but unpaid    $            -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                    Date regular      Amount of          Number of            Amount of
    Name of Creditor/Lessor        payment is due  regular payment  Payments Delinquent  Payments Delinquent
Imperial Premium Finance              Monthly             8,798.52           -                             -
Storage West Self Storage             Monthly               209.00       See Note 1                    27.87
Storage West Self Storage             Monthly                99.00       See Note 1                    13.20
Associated Storage                    Monthly             2,149.98       See Note 1                   286.66
Bay 602 Corporation                   Monthly             9,817.39       See Note 1                 1,308.99
Reynolds Family Properties            Monthly             4,448.00       See Note 1                   593.07
Reynolds Family Properties            Monthly            23,792.49       See Note 1                 3,172.33
Doral Plaza Associates                Monthly             9,660.00       See Note 1                 1,288.00
Colonial Parking                      Monthly               378.00       See Note 1                    50.40
23223 Bryan St. Limited Partnership   Monthly            16,941.16       See Note 1                 2,258.82
Central Parking Systems               Monthly               700.00       See Note 1                    93.33
Currie Samuelson                      Monthly             1,200.00       See Note 1                   160.00
Currie Samuelson                      Monthly            34,516.00       See Note 1                 4,602.13
Downtown Properties                   Monthly            10,850.00       See Note 1                 1,446.67
Hudson Telegraph                      Monthly            12,206.25       See Note 1                 1,627.50
Okada International                   Monthly             2,601.03       See Note 1                   346.80
One Wilshire Arcade Imp.              Monthly             6,147.03       See Note 1                   819.60
Rockrose Development                  Monthly             2,848.25       See Note 1                   379.77
Scripps Ranch Landscape               Monthly             1,000.00       See Note 1                   133.33
Pacific Guardian Center               Monthly             4,707.32       See Note 1                   627.64
Wells Fargo Financial Leasing Co.     Monthly               279.88           -                             -
Newcourt Leasing                      Monthly             1,871.90           -                             -
Greater San Diego Air                 Monthly             2,246.00       See Note 1                   299.47
Finova Loan Admin. Inc                Monthly            11,825.07       See Note 1                 1,576.68
CIT Group                             Monthly             8,117.96           -                             -
Dana Commercial Credit                Monthly            14,734.93       See Note 1                 1,964.66
Danka Financial Services              Monthly            16,705.50           -                             -
Danka Financial Services              Monthly               378.16       See Note 2                   428.58
Data Sales Co., Inc                   Monthly            58,663.13       See Note 1                 7,821.75
IBM Corporation                       Monthly            56,452.32           -                             -
Advanta Leasing Services              Monthly             1,374.62           -                             -
Premier Computer Sales                Monthly             7,151.17       See Note 1                   953.49
Siemens Credit LTD                    Monthly            45,360.11       See Note 2                51,408.12
Telogy, Inc.                          Monthly             6,482.29       See Note 1                   864.31
Telecommunications Finance Group      Monthly         1,013,115.84       See Note 2             1,148,197.95
Union Bank of CA., N.A.               Monthly            61,133.27       See Note 1                 8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: December 31, 2002

STATEMENT OF AGED RECEIVABLES

                                                    3RD PARTY      INTERCOMPANY         TOTAL
                                                 ---------------  --------------  ------------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                   $             -  $ 2,402,758.04  $     2,402,758.04
    Add: Receipts by parent/affiliates           $             -  $            -  $                -
    Add: customer credits                        $             -  $            -  $                -
    Add: intercompany activity                   $             -  $            -  $                -
    Less: collections                            $             -  $            -  $                -
    Less: offsets                                $             -  $            -  $                -
    Less: application of customer deposits       $             -  $            -  $                -
    Less: sale of receivables to I-Link          $             -  $            -  $                -
                                                 ---------------  --------------  ------------------
    End of month balance                         $             -  $ 2,402,758.04  $     2,402,758.04
                                                 ===============  ==============  ==================

0-30 Days        31-60 Days           61-90 Days            Over 90 Days          End of Month Total
---------        ----------         ---------------        --------------         ------------------
$       -        $        -         $             -        $            -         $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                    3RD PARTY      INTERCOMPANY         TOTAL
                                                 ---------------  --------------  ------------------
Beginning of month balance                       $  8,701,417.24  $ 6,251,149.70  $    14,952,566.94
Add: sales on account**                          $             -  $            -  $                -
Add: collections on behalf of I-Link             $             -  $            -  $                -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $             -  $            -  $                -
  Net cash advanced by Parent                    $             -  $            -  $                -
  Credit extended by Parent or Affiliate         $             -  $            -  $                -
  Amounts collected by Parent                    $             -  $            -  $                -
Less: Invoicing to I-Link                        $             -  $            -  $                -
Less: remittances to I-Link                      $             -  $            -  $                -
Less: payments                                   $             -  $            -  $                -
                                                 ---------------  --------------  ------------------
End of month balance                             $  8,701,417.24  $ 6,251,149.70  $    14,952,566.94
                                                 ===============  ==============  ==================

0-30 Days         31-60 Days           61-90 Days             Over 90 Days        End of Month Total
---------         ----------         ---------------         --------------       ------------------
$       -         $        -         $             -         $ 8,701,417.24       $     8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: December 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.  Federal income taxes           Yes (X)                  No ( )

         2.  FICA withholdings              Yes (X)                  No ( )

         3.  Employee's withholdings        Yes (X)                  No ( )

         4.  Employer's FICA                Yes (X)                  No ( )

         5.  Federal unemployment taxes     Yes (X)                  No ( )

         6.  State income tax               Yes (X)                  No ( )

         7.  State employee withholdings    Yes (X)                  No ( )

         8.  All other state taxes              See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                               _________________________________
                                               For the Debtor In Possession

                                               Henry C. Lyon
                                               Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                        $   3,268,712.01

RECEIPTS:
  1. Receipts from Operations                                            $              -
  2. Other Receipts                                                      $              -
                                                                         ----------------

TOTAL RECEIPTS                                                           $              -

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                         $              -
     b. Others                                                           $              -
  4. Taxes
     a. Federal Income Taxes                                             $              -
     b. FICA Withholdings                                                $              -
     c. Employee's withholdings                                          $              -
     d. Employer's FICA                                                  $              -
     e. Federal Unemployment Taxes                                       $              -
     f. State Income Tax                                                 $              -
     g. State Employee withholdings                                      $              -
     h. All other state taxes                                            $              -

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                                      $              -
     b. Utilities                                                        $              -
     c. Insurance                                                        $              -
     d. Merchandise bought for manufacture or sell                       $              -
     e. Other necessary expenses
        Clearing of previously voided checks                             $              -
        U.S. Trustee Fees                                                $              -
        Computer Access/Hosting Services                                 $              -
                                                                         ----------------

TOTAL DISBURSEMENTS                                                      $              -
Less:  Disbursements by Parent or Affiliate                              $              -
                                                                         ----------------
ADJUSTED TOTAL DISBURSEMENTS                                             $              -

                                                                         ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                      $              -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                  $              -
                                                                         ----------------

ENDING BALANCE IN WxC/WAXS                                               $     110,913.25
ENDING BALANCE IN B of A Checking                                        $   3,157,798.76

                                                                         ----------------
                                                       ENDING BALANCE    $   3,268,712.01
                                                                         ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: January 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory                $                  -
Add: purchases                     $                  -
Less: goods sold                   $                  -
                                   --------------------
Ending inventory                   $                  -
                                   ====================

PAYROLL INFORMATION STATEMENT

Gross payroll for this period      $                  -
Payroll taxes due but unpaid       $                  -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                       Date regular       Amount of           Number of             Amount of
      Name of Creditor/Lessor         payment is due   regular payment   Payments Delinquent   Payments Delinquent
Imperial Premium Finance                 Monthly              8,798.52            -                              -
Storage West Self Storage                Monthly                209.00        See Note 1                     27.87
Storage West Self Storage                Monthly                 99.00        See Note 1                     13.20
Associated Storage                       Monthly              2,149.98        See Note 1                    286.66
Bay 602 Corporation                      Monthly              9,817.39        See Note 1                  1,308.99
Reynolds Family Properties               Monthly              4,448.00        See Note 1                    593.07
Reynolds Family Properties               Monthly             23,792.49        See Note 1                  3,172.33
Doral Plaza Associates                   Monthly              9,660.00        See Note 1                  1,288.00
Colonial Parking                         Monthly                378.00        See Note 1                     50.40
23223 Bryan St. Limited Partnership      Monthly             16,941.16        See Note 1                  2,258.82
Central Parking Systems                  Monthly                700.00        See Note 1                     93.33
Currie Samuelson                         Monthly              1,200.00        See Note 1                    160.00
Currie Samuelson                         Monthly             34,516.00        See Note 1                  4,602.13
Downtown Properties                      Monthly             10,850.00        See Note 1                  1,446.67
Hudson Telegraph                         Monthly             12,206.25        See Note 1                  1,627.50
Okada International                      Monthly              2,601.03        See Note 1                    346.80
One Wilshire Arcade Imp.                 Monthly              6,147.03        See Note 1                    819.60
Rockrose Development                     Monthly              2,848.25        See Note 1                    379.77
Scripps Ranch Landscape                  Monthly              1,000.00        See Note 1                    133.33
Pacific Guardian Center                  Monthly              4,707.32        See Note 1                    627.64
Wells Fargo Financial Leasing Co.        Monthly                279.88            -                              -
Newcourt Leasing                         Monthly              1,871.90            -                              -
Greater San Diego Air                    Monthly              2,246.00        See Note 1                    299.47
Finova Loan Admin. Inc                   Monthly             11,825.07        See Note 1                  1,576.68
CIT Group                                Monthly              8,117.96            -                              -
Dana Commercial Credit                   Monthly             14,734.93        See Note 1                  1,964.66
Danka Financial Services                 Monthly             16,705.50            -                              -
Danka Financial Services                 Monthly                378.16        See Note 2                    428.58
Data Sales Co., Inc                      Monthly             58,663.13        See Note 1                  7,821.75
IBM Corporation                          Monthly             56,452.32            -                              -
Advanta Leasing Services                 Monthly              1,374.62            -                              -
Premier Computer Sales                   Monthly              7,151.17        See Note 1                    953.49
Siemens Credit LTD                       Monthly             45,360.11        See Note 2                 51,408.12
Telogy, Inc.                             Monthly              6,482.29        See Note 1                    864.31
Telecommunications Finance Group         Monthly          1,013,115.84        See Note 2              1,148,197.95
Union Bank of CA., N.A.                  Monthly             61,133.27        See Note 1                  8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: January 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                   3RD PARTY         INTERCOMPANY             TOTAL
                                                 --------------     --------------       --------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                   $            -     $ 2,402,758.04       $ 2,402,758.04
    Add: Receipts by parent/affiliates           $            -     $            -       $            -
    Add: customer credits                        $            -     $            -       $            -
    Add: intercompany activity                   $            -     $            -       $            -
    Less: collections                            $            -     $            -       $            -
    Less: offsets                                $            -     $            -       $            -
    Less: application of customer deposits       $            -     $            -       $            -
    Less: sale of receivables to I-Link          $            -     $            -       $            -
                                                 --------------     --------------       --------------
    End of month balance                         $            -     $ 2,402,758.04       $ 2,402,758.04
                                                 ==============     ==============       ==============


0-30 Days      31-60 Days      61-90 Days       Over 90 Days      End of Month Total
---------      ----------      ----------       ------------      ------------------
$       -      $        -      $        -       $          -      $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                    3RD PARTY        INTERCOMPANY             TOTAL
                                                 --------------     --------------       --------------
Beginning of month balance                       $ 8,701,417.24     $ 6,251,149.70       $14,952,566.94
Add: sales on account**                          $            -     $            -       $            -
Add: collections on behalf of I-Link             $            -     $            -       $            -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $            -     $            -       $            -
  Net cash advanced by Parent                    $            -     $            -       $            -
  Credit extended by Parent or Affiliate         $            -     $            -       $            -
  Amounts collected by Parent                    $            -     $            -       $            -
Less: Invoicing to I-Link                        $            -     $            -       $            -
Less: remittances to I-Link                      $            -     $            -       $            -
Less: payments                                   $            -     $            -       $            -
                                                 --------------     --------------       --------------
End of month balance                             $ 8,701,417.24     $ 6,251,149.70       $14,952,566.94
                                                 ==============     ==============       ==============

0-30 Days      31-60 Days      61-90 Days        Over 90 Days     End of Month Total
---------      ----------      ----------       --------------    ------------------
$       -      $        -      $        -       $ 8,701,417.24    $     8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: January 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.     Federal income taxes                   Yes (X)       No ( )

        2.     FICA withholdings                      Yes (X)       No ( )

        3.     Employee's withholdings                Yes (X)       No ( )

        4.     Employer's FICA                        Yes (X)       No ( )

        5.     Federal unemployment taxes             Yes (X)       No ( )

        6.     State income tax                       Yes (X)       No ( )

        7.     State employee withholdings            Yes (X)       No ( )

        8.     All other state taxes                      See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                       _________________________________________
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 28, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $  3,268,712.01

RECEIPTS:
        1. Receipts from Operations                                             $             -
        2. Other Receipts                                                       $      1,193.00
                                                                                ---------------

TOTAL RECEIPTS                                                                  $      1,193.00

DISBURSEMENTS
        3. Net Payroll
             a. Officers                                                        $             -
             b. Others                                                          $             -
        4. Taxes
             a. Federal Income Taxes                                            $             -
             b. FICA Withholdings                                               $             -
             c. Employee's withholdings                                         $             -
             d. Employer's FICA                                                 $             -
             e. Federal Unemployment Taxes                                      $             -
             f. State Income Tax                                                $             -
             g. State Employee withholdings                                     $             -
             h. All other state taxes                                           $             -

        5. Necessary Expenses (Paid by Parent or Affiliate)
             a. Rent or mortgage payment(s)                                     $             -
             b. Utilities                                                       $             -
             c. Insurance                                                       $             -
             d. Merchandise bought for manufacture or sell                      $             -
             e. Other necessary expenses
                 Clearing of previously voided checks                           $             -
                 U.S. Trustee Fees                                              $             -
                 Computer Access/Hosting Services                               $             -
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $             -
Less:  Disbursements by Parent or Affiliate                                     $             -
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $             -
                                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $      1,193.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $             -
                                                                                ---------------

ENDING BALANCE IN WxC/WAXS                                                      $    110,913.25
ENDING BALANCE IN B of A Checking                                               $  3,158,991.76

                                                                                ---------------
                                            ENDING BALANCE                      $  3,269,905.01
                                                                                ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 28, 2003

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     Checking
Account Number:   3299991275

 DATE RECEIVED                                   DESCRIPTION                     AMOUNT
 -------------                                   -----------                     ------
Other Receipts:

            2/12/2003                State of Vermont                             1,193.00

                                                                              ------------
                                                                   Total      $   1,193.00
                                                                              ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF INVENTORY

Beginning Inventory                       $         -
Add: purchases                            $         -
Less: goods sold                          $         -
                                          -----------
Ending inventory                          $         -
                                          ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period             $         -
Payroll taxes due but unpaid              $         -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                               Date regular           Amount of              Number of               Amount of
      Name of Creditor/Lessor                 payment is due       regular payment      Payments Delinquent     Payments Delinquent
Imperial Premium Finance                          Monthly                 8,798.52                -                               -
Storage West Self Storage                         Monthly                   209.00           See Note 1                       27.87
Storage West Self Storage                         Monthly                    99.00           See Note 1                       13.20
Associated Storage                                Monthly                 2,149.98           See Note 1                      286.66
Bay 602 Corporation                               Monthly                 9,817.39           See Note 1                    1,308.99
Reynolds Family Properties                        Monthly                 4,448.00           See Note 1                      593.07
Reynolds Family Properties                        Monthly                23,792.49           See Note 1                    3,172.33
Doral Plaza Associates                            Monthly                 9,660.00           See Note 1                    1,288.00
Colonial Parking                                  Monthly                   378.00           See Note 1                       50.40
23223 Bryan St. Limited Partnership               Monthly                16,941.16           See Note 1                    2,258.82
Central Parking Systems                           Monthly                   700.00           See Note 1                       93.33
Currie Samuelson                                  Monthly                 1,200.00           See Note 1                      160.00
Currie Samuelson                                  Monthly                34,516.00           See Note 1                    4,602.13
Downtown Properties                               Monthly                10,850.00           See Note 1                    1,446.67
Hudson Telegraph                                  Monthly                12,206.25           See Note 1                    1,627.50
Okada International                               Monthly                 2,601.03           See Note 1                      346.80
One Wilshire Arcade Imp.                          Monthly                 6,147.03           See Note 1                      819.60
Rockrose Development                              Monthly                 2,848.25           See Note 1                      379.77
Scripps Ranch Landscape                           Monthly                 1,000.00           See Note 1                      133.33
Pacific Guardian Center                           Monthly                 4,707.32           See Note 1                      627.64
Wells Fargo Financial Leasing Co.                 Monthly                   279.88                -                               -
Newcourt Leasing                                  Monthly                 1,871.90                -                               -
Greater San Diego Air                             Monthly                 2,246.00           See Note 1                      299.47
Finova Loan Admin. Inc                            Monthly                11,825.07           See Note 1                    1,576.68
CIT Group                                         Monthly                 8,117.96                -                               -
Dana Commercial Credit                            Monthly                14,734.93           See Note 1                    1,964.66
Danka Financial Services                          Monthly                16,705.50                -                               -
Danka Financial Services                          Monthly                   378.16           See Note 2                      428.58
Data Sales Co., Inc                               Monthly                58,663.13           See Note 1                    7,821.75
IBM Corporation                                   Monthly                56,452.32               -                                -
Advanta Leasing Services                          Monthly                 1,374.62                -                               -
Premier Computer Sales                            Monthly                 7,151.17           See Note 1                      953.49
Siemens Credit LTD                                Monthly                45,360.11           See Note 2                   51,408.12
Telogy, Inc.                                      Monthly                 6,482.29           See Note 1                      864.31
Telecommunications Finance Group                  Monthly             1,013,115.84           See Note 2                1,148,197.95
Union Bank of CA., N.A.                           Monthly                61,133.27           See Note 1                    8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF AGED RECEIVABLES

                                                   3RD PARTY         INTERCOMPANY             TOTAL
                                                 --------------     --------------       --------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                   $            -     $ 2,402,758.04       $ 2,402,758.04
    Add: Receipts by parent/affiliates           $            -     $            -       $            -
    Add: customer credits                        $            -     $            -       $            -
    Add: intercompany activity                   $            -     $            -       $            -
    Less: collections                            $            -     $            -       $            -
    Less: offsets                                $            -     $            -       $            -
    Less: application of customer deposits       $            -     $            -       $            -
    Less: sale of receivables to I-Link          $            -     $            -       $            -
                                                 --------------     --------------       --------------
    End of month balance                         $            -     $ 2,402,758.04       $ 2,402,758.04
                                                 ==============     ==============       ==============

0-30 Days      31-60 Days      61-90 Days        Over 90 Days     End of Month Total
---------      ----------      ----------       --------------    ------------------
$       -      $        -      $        -       $            -    $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                    3RD PARTY        INTERCOMPANY             TOTAL
                                                 --------------     --------------       --------------
Beginning of month balance                       $ 8,701,417.24     $ 6,251,149.70       $14,952,566.94
Add: sales on account**                          $            -     $            -       $            -
Add: collections on behalf of I-Link             $            -     $            -       $            -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $            -     $            -       $            -
  Net cash advanced by Parent                    $            -     $            -       $            -
  Credit extended by Parent or Affiliate         $            -     $            -       $            -
  Amounts collected by Parent                    $            -     $            -       $            -
Less: Invoicing to I-Link                        $            -     $            -       $            -
Less: remittances to I-Link                      $            -     $            -       $            -
Less: payments                                   $            -     $            -       $            -
                                                 --------------     --------------       --------------
End of month balance                             $ 8,701,417.24     $ 6,251,149.70       $14,952,566.94
                                                 ==============     ==============       ==============

0-30 Days      31-60 Days      61-90 Days        Over 90 Days     End of Month Total
---------      ----------      ----------       --------------    ------------------
$       -      $        -      $        -       $ 8,701,417.24    $     8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: February 28, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.     Federal income taxes               Yes (X)         No ( )

         2.     FICA withholdings                  Yes (X)         No ( )

         3.     Employee's withholdings            Yes (X)         No ( )

         4.     Employer's FICA                    Yes (X)         No ( )

         5.     Federal unemployment taxes         Yes (X)         No ( )

         6.     State income tax                   Yes (X)         No ( )

         7.     State employee withholdings        Yes (X)         No ( )

         8.     All other state taxes                   See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                       _________________________________________
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $  3,269,905.01

RECEIPTS:
        1. Receipts from Operations                                             $             -
        2. Other Receipts                                                       $     12,554.48
                                                                                ---------------

TOTAL RECEIPTS                                                                  $     12,554.48

DISBURSEMENTS
        3. Net Payroll
             a. Officers                                                        $             -
             b. Others                                                          $             -
        4. Taxes
             a. Federal Income Taxes                                            $             -
             b. FICA Withholdings                                               $             -
             c. Employee's withholdings                                         $             -
             d. Employer's FICA                                                 $             -
             e. Federal Unemployment Taxes                                      $             -
             f. State Income Tax                                                $             -
             g. State Employee withholdings                                     $             -
             h. All other state taxes                                           $             -

        5. Necessary Expenses (Paid by Parent or Affiliate)
             a. Rent or mortgage payment(s)                                     $             -
             b. Utilities                                                       $             -
             c. Insurance                                                       $             -
             d. Merchandise bought for manufacture or sell                      $             -
             e. Other necessary expenses                                        $             -
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $             -
Less:  Disbursements by Parent or Affiliate                                     $             -
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $             -

                                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $     12,554.48

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $             -
                                                                                ---------------

ENDING BALANCE IN WxC/WAXS                                                      $    110,913.25
ENDING BALANCE IN B of A Checking                                               $  3,171,546.24

                                                                                ---------------
                                                          ENDING BALANCE        $  3,282,459.49
                                                                                ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2003

Bank:            Bank of America
Location:        Atlanta, GA
Account Name:    Checking
Account Number:  3299991275

 DATE RECEIVED                                 DESCRIPTION                    AMOUNT
---------------                                -----------                  -----------
Other Receipts:

           3/6/2003              Southern Bell                                   784.00
          3/11/2003              Vinson & Elkins                               4,384.85
          3/27/2003              State of Minnesota                               28.88
          3/27/2003              Commonwealth of Kentucky                        450.00
          3/27/2003              Hickory Tech (Preference repayment)           6,906.75

                                                                            -----------
                                                      Total                 $ 12,554.48
                                                                            ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: March 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory                      $         -
Add: purchases                           $         -
Less: goods sold                         $         -
                                         -----------
Ending inventory                         $         -
                                         ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period            $         -
Payroll taxes due but unpaid             $         -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                            Date regular           Amount of            Number of              Amount of
     Name of Creditor/Lessor               payment is due       regular payment    Payments Delinquent    Payments Delinquent
Imperial Premium Finance                      Monthly                  8,798.52             -                               -
Storage West Self Storage                     Monthly                    209.00        See Note 1                       27.87
Storage West Self Storage                     Monthly                     99.00        See Note 1                       13.20
Associated Storage                            Monthly                  2,149.98        See Note 1                      286.66
Bay 602 Corporation                           Monthly                  9,817.39        See Note 1                    1,308.99
Reynolds Family Properties                    Monthly                  4,448.00        See Note 1                      593.07
Reynolds Family Properties                    Monthly                 23,792.49        See Note 1                    3,172.33
Doral Plaza Associates                        Monthly                  9,660.00        See Note 1                    1,288.00
Colonial Parking                              Monthly                    378.00        See Note 1                       50.40
23223 Bryan St. Limited Partnership           Monthly                 16,941.16        See Note 1                    2,258.82
Central Parking Systems                       Monthly                    700.00        See Note 1                       93.33
Currie Samuelson                              Monthly                  1,200.00        See Note 1                      160.00
Currie Samuelson                              Monthly                 34,516.00        See Note 1                    4,602.13
Downtown Properties                           Monthly                 10,850.00        See Note 1                    1,446.67
Hudson Telegraph                              Monthly                 12,206.25        See Note 1                    1,627.50
Okada International                           Monthly                  2,601.03        See Note 1                      346.80
One Wilshire Arcade Imp.                      Monthly                  6,147.03        See Note 1                      819.60
Rockrose Development                          Monthly                  2,848.25        See Note 1                      379.77
Scripps Ranch Landscape                       Monthly                  1,000.00        See Note 1                      133.33
Pacific Guardian Center                       Monthly                  4,707.32        See Note 1                      627.64
Wells Fargo Financial Leasing Co.             Monthly                    279.88             -                               -
Newcourt Leasing                              Monthly                  1,871.90             -                               -
Greater San Diego Air                         Monthly                  2,246.00        See Note 1                      299.47
Finova Loan Admin. Inc                        Monthly                 11,825.07        See Note 1                    1,576.68
CIT Group                                     Monthly                  8,117.96             -                               -
Dana Commercial Credit                        Monthly                 14,734.93        See Note 1                    1,964.66
Danka Financial Services                      Monthly                 16,705.50             -                               -
Danka Financial Services                      Monthly                    378.16        See Note 2                      428.58
Data Sales Co., Inc                           Monthly                 58,663.13        See Note 1                    7,821.75
IBM Corporation                               Monthly                 56,452.32            -                                -
Advanta Leasing Services                      Monthly                  1,374.62             -                               -
Premier Computer Sales                        Monthly                  7,151.17        See Note 1                      953.49
Siemens Credit LTD                            Monthly                 45,360.11        See Note 2                   51,408.12
Telogy, Inc.                                  Monthly                  6,482.29        See Note 1                      864.31
Telecommunications Finance Group              Monthly              1,013,115.84        See Note 2                1,148,197.95
Union Bank of CA., N.A.                       Monthly                 61,133.27        See Note 1                    8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: March 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                   3RD PARTY      INTERCOMPANY       TOTAL
                                                 --------------  --------------  --------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                   $            -  $ 2,402,758.04  $ 2,402,758.04
    Add: Receipts by parent/affiliates           $            -  $            -  $            -
    Add: customer credits                        $            -  $            -  $            -
    Add: intercompany activity                   $            -  $            -  $            -
    Less: collections                            $            -  $            -  $            -
    Less: offsets                                $            -  $            -  $            -
    Less: application of customer deposits       $            -  $            -  $            -
    Less: sale of receivables to I-Link          $            -  $            -  $            -
                                                 --------------  --------------  --------------
    End of month balance                         $            -  $ 2,402,758.04  $ 2,402,758.04
                                                 ==============  ==============  ==============

0-30 Days  31-60 Days  61-90 Days   Over 90 Days   End of Month Total
---------  ----------  ----------  --------------  ------------------
$       -  $        -  $        -  $            -  $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                   3RD PARTY      INTERCOMPANY       TOTAL
                                                 --------------  --------------  --------------
Beginning of month balance                       $ 8,701,417.24  $ 6,251,149.70  $14,952,566.94
Add: sales on account**                          $            -  $            -  $            -
Add: collections on behalf of I-Link             $            -  $            -  $            -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $            -  $            -  $            -
  Net cash advanced by Parent                    $            -  $            -  $            -
  Credit extended by Parent or Affiliate         $            -  $            -  $            -
  Amounts collected by Parent                    $            -  $            -  $            -
Less: Invoicing to I-Link                        $            -  $            -  $            -
Less: remittances to I-Link                      $            -  $            -  $            -
Less: payments                                   $            -  $            -  $            -
                                                 --------------  --------------  --------------
End of month balance                             $ 8,701,417.24  $ 6,251,149.70  $14,952,566.94
                                                 ==============  ==============  ==============

0-30 Days  31-60 Days  61-90 Days   Over 90 Days   End of Month Total
---------  ----------  ----------  --------------  ------------------
$       -  $        -  $        -  $ 8,701,417.24  $     8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: March 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

           1.  Federal income taxes              Yes (X)         No ( )

           2.  FICA withholdings                 Yes (X)         No ( )

           3.  Employee's withholdings           Yes (X)         No ( )

           4.  Employer's FICA                   Yes (X)         No ( )

           5.  Federal unemployment taxes        Yes (X)         No ( )

           6.  State income tax                  Yes (X)         No ( )

           7.  State employee withholdings       Yes (X)         No ( )

           8.  All other state taxes                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                       _________________________________________
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $  3,282,459.49

RECEIPTS:
     1. Receipts from Operations                                                $             -
     2. Other Receipts                                                          $             -
                                                                                ---------------

TOTAL RECEIPTS                                                                  $             -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $             -
         b. Others                                                              $             -
     4. Taxes
         a. Federal Income Taxes                                                $             -
         b. FICA Withholdings                                                   $             -
         c. Employee's withholdings                                             $             -
         d. Employer's FICA                                                     $             -
         e. Federal Unemployment Taxes                                          $             -
         f. State Income Tax                                                    $             -
         g. State Employee withholdings                                         $             -
         h. All other state taxes                                               $             -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $             -
         b. Utilities                                                           $             -
         c. Insurance                                                           $             -
         d. Merchandise bought for manufacture or sell                          $             -
         e. Other necessary expenses                                            $             -
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $             -
Less:  Disbursements by Parent or Affiliate                                     $             -
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $             -

                                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $             -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $             -
                                                                                ---------------

ENDING BALANCE IN WxC/WAXS                                                      $    110,913.25
ENDING BALANCE IN B of A Checking                                               $  3,171,546.24

                                                                                ---------------
                                                               ENDING BALANCE   $  3,282,459.49
                                                                                ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory              $         -
Add: purchases                   $         -
Less: goods sold                 $         -
                                 -----------
Ending inventory                 $         -
                                 ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period    $         -
Payroll taxes due but unpaid     $         -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                      Date regular      Amount of         Number of            Amount of
       Name of Creditor/Lessor       payment is due  regular payment  Payments Delinquent  Payments Delinquent
Imperial Premium Finance                Monthly           8,798.52              -                         -
Storage West Self Storage               Monthly             209.00         See Note 1                 27.87
Storage West Self Storage               Monthly              99.00         See Note 1                 13.20
Associated Storage                      Monthly           2,149.98         See Note 1                286.66
Bay 602 Corporation                     Monthly           9,817.39         See Note 1              1,308.99
Reynolds Family Properties              Monthly           4,448.00         See Note 1                593.07
Reynolds Family Properties              Monthly          23,792.49         See Note 1              3,172.33
Doral Plaza Associates                  Monthly           9,660.00         See Note 1              1,288.00
Colonial Parking                        Monthly             378.00         See Note 1                 50.40
23223 Bryan St. Limited Partnership     Monthly          16,941.16         See Note 1              2,258.82
Central Parking Systems                 Monthly             700.00         See Note 1                 93.33
Currie Samuelson                        Monthly           1,200.00         See Note 1                160.00
Currie Samuelson                        Monthly          34,516.00         See Note 1              4,602.13
Downtown Properties                     Monthly          10,850.00         See Note 1              1,446.67
Hudson Telegraph                        Monthly          12,206.25         See Note 1              1,627.50
Okada International                     Monthly           2,601.03         See Note 1                346.80
One Wilshire Arcade Imp.                Monthly           6,147.03         See Note 1                819.60
Rockrose Development                    Monthly           2,848.25         See Note 1                379.77
Scripps Ranch Landscape                 Monthly           1,000.00         See Note 1                133.33
Pacific Guardian Center                 Monthly           4,707.32         See Note 1                627.64
Wells Fargo Financial Leasing Co.       Monthly             279.88              -                         -
Newcourt Leasing                        Monthly           1,871.90              -                         -
Greater San Diego Air                   Monthly           2,246.00         See Note 1                299.47
Finova Loan Admin. Inc                  Monthly          11,825.07         See Note 1              1,576.68
CIT Group                               Monthly           8,117.96              -                         -
Dana Commercial Credit                  Monthly          14,734.93         See Note 1              1,964.66
Danka Financial Services                Monthly          16,705.50              -                         -
Danka Financial Services                Monthly             378.16         See Note 2                428.58
Data Sales Co., Inc                     Monthly          58,663.13         See Note 1              7,821.75
IBM Corporation                         Monthly          56,452.32              -                         -
Advanta Leasing Services                Monthly           1,374.62              -                         -
Premier Computer Sales                  Monthly           7,151.17         See Note 1                953.49
Siemens Credit LTD                      Monthly          45,360.11         See Note 2             51,408.12
Telogy, Inc.                            Monthly           6,482.29         See Note 1                864.31
Telecommunications Finance Group        Monthly       1,013,115.84         See Note 2          1,148,197.95
Union Bank of CA., N.A.                 Monthly          61,133.27         See Note 1              8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                   3RD PARTY      INTERCOMPANY       TOTAL
                                                 --------------  --------------  --------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                   $            -  $ 2,402,758.04  $ 2,402,758.04
    Add: Receipts by parent/affiliates           $            -  $            -  $            -
    Add: customer credits                        $            -  $            -  $            -
    Add: intercompany activity                   $            -  $            -  $            -
    Less: collections                            $            -  $            -  $            -
    Less: offsets                                $            -  $            -  $            -
    Less: application of customer deposits       $            -  $            -  $            -
    Less: sale of receivables to I-Link          $            -  $            -  $            -
                                                 --------------  --------------  --------------
    End of month balance                         $            -  $ 2,402,758.04  $ 2,402,758.04
                                                 ==============  ==============  ==============

0-30 Days  31-60 Days  61-90 Days   Over 90 Days   End of Month Total
---------  ----------  ----------  --------------  ------------------
$       -  $        -  $        -  $            -  $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                   3RD PARTY      INTERCOMPANY       TOTAL
                                                 --------------  --------------  --------------
Beginning of month balance                       $ 8,701,417.24  $ 6,251,149.70  $14,952,566.94
Add: sales on account**                          $            -  $            -  $            -
Add: collections on behalf of I-Link             $            -  $            -  $            -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $            -  $            -  $            -
  Net cash advanced by Parent                    $            -  $            -  $            -
  Credit extended by Parent or Affiliate         $            -  $            -  $            -
  Amounts collected by Parent                    $            -  $            -  $            -
Less: Invoicing to I-Link                        $            -  $            -  $            -
Less: remittances to I-Link                      $            -  $            -  $            -
Less: payments                                   $            -  $            -  $            -
                                                 --------------  --------------  --------------
End of month balance                             $ 8,701,417.24  $ 6,251,149.70  $14,952,566.94
                                                 ==============  ==============  ==============

0-30 Days  31-60 Days  61-90 Days   Over 90 Days   End of Month Total
---------  ----------  ----------  --------------  ------------------
$       -  $        -  $        -  $ 8,701,417.24  $     8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: April 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

           1.  Federal income taxes              Yes (X)         No ( )

           2.  FICA withholdings                 Yes (X)         No ( )

           3.  Employee's withholdings           Yes (X)         No ( )

           4.  Employer's FICA                   Yes (X)         No ( )

           5.  Federal unemployment taxes        Yes (X)         No ( )

           6.  State income tax                  Yes (X)         No ( )

           7.  State employee withholdings       Yes (X)         No ( )

           8.  All other state taxes                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ___________________________________________
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                             OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $  3,282,459.49

RECEIPTS:
     1. Receipts from Operations                                                $             -
     2. Other Receipts                                                          $             -
                                                                                ---------------

TOTAL RECEIPTS                                                                  $             -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $             -
         b. Others                                                              $             -
     4. Taxes
         a. Federal Income Taxes                                                $             -
         b. FICA Withholdings                                                   $             -
         c. Employee's withholdings                                             $             -
         d. Employer's FICA                                                     $             -
         e. Federal Unemployment Taxes                                          $             -
         f. State Income Tax                                                    $             -
         g. State Employee withholdings                                         $             -
         h. All other state taxes                                               $             -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $             -
         b. Utilities                                                           $             -
         c. Insurance                                                           $             -
         d. Merchandise bought for manufacture or sell                          $             -
         e. Other necessary expenses                                            $             -
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $             -
Less:  Disbursements by Parent or Affiliate                                     $             -
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $             -

                                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $             -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $             -
                                                                                ---------------

ENDING BALANCE IN WxC/WAXS                                                      $    110,913.25
ENDING BALANCE IN B of A Checking                                               $  3,171,546.24

                                                                                ---------------
                                                               ENDING BALANCE   $  3,282,459.49
                                                                                ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory              $         -
Add: purchases                   $         -
Less: goods sold                 $         -
                                 -----------
Ending inventory                 $         -
                                 ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period    $         -
Payroll taxes due but unpaid     $         -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                      Date regular      Amount of         Number of            Amount of
       Name of Creditor/Lessor       payment is due  regular payment  Payments Delinquent  Payments Delinquent
Imperial Premium Finance                Monthly            8,798.52              -                       -
Storage West Self Storage               Monthly              209.00        See Note 1                27.87
Storage West Self Storage               Monthly               99.00        See Note 1                13.20
Associated Storage                      Monthly            2,149.98        See Note 1               286.66
Bay 602 Corporation                     Monthly            9,817.39        See Note 1             1,308.99
Reynolds Family Properties              Monthly            4,448.00        See Note 1               593.07
Reynolds Family Properties              Monthly           23,792.49        See Note 1             3,172.33
Doral Plaza Associates                  Monthly            9,660.00        See Note 1             1,288.00
Colonial Parking                        Monthly              378.00        See Note 1                50.40
23223 Bryan St. Limited Partnership     Monthly           16,941.16        See Note 1             2,258.82
Central Parking Systems                 Monthly              700.00        See Note 1                93.33
Currie Samuelson                        Monthly            1,200.00        See Note 1               160.00
Currie Samuelson                        Monthly           34,516.00        See Note 1             4,602.13
Downtown Properties                     Monthly           10,850.00        See Note 1             1,446.67
Hudson Telegraph                        Monthly           12,206.25        See Note 1             1,627.50
Okada International                     Monthly            2,601.03        See Note 1               346.80
One Wilshire Arcade Imp.                Monthly            6,147.03        See Note 1               819.60
Rockrose Development                    Monthly            2,848.25        See Note 1               379.77
Scripps Ranch Landscape                 Monthly            1,000.00        See Note 1               133.33
Pacific Guardian Center                 Monthly            4,707.32        See Note 1               627.64
Wells Fargo Financial Leasing Co.       Monthly              279.88             -                        -
Newcourt Leasing                        Monthly            1,871.90             -                        -
Greater San Diego Air                   Monthly            2,246.00        See Note 1               299.47
Finova Loan Admin. Inc                  Monthly           11,825.07        See Note 1             1,576.68
CIT Group                               Monthly            8,117.96             -                        -
Dana Commercial Credit                  Monthly           14,734.93        See Note 1             1,964.66
Danka Financial Services                Monthly           16,705.50             -                        -
Danka Financial Services                Monthly              378.16        See Note 2               428.58
Data Sales Co., Inc                     Monthly           58,663.13        See Note 1             7,821.75
IBM Corporation                         Monthly           56,452.32             -                        -
Advanta Leasing Services                Monthly            1,374.62             -                        -
Premier Computer Sales                  Monthly            7,151.17        See Note 1               953.49
Siemens Credit LTD                      Monthly           45,360.11        See Note 2            51,408.12
Telogy, Inc.                            Monthly            6,482.29        See Note 1               864.31
Telecommunications Finance Group        Monthly        1,013,115.84        See Note 2         1,148,197.95
Union Bank of CA., N.A.                 Monthly           61,133.27        See Note 1             8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                   3RD PARTY      INTERCOMPANY       TOTAL
                                                 --------------  --------------  --------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                   $            -  $ 2,402,758.04  $ 2,402,758.04
    Add: Receipts by parent/affiliates           $            -  $            -  $            -
    Add: customer credits                        $            -  $            -  $            -
    Add: intercompany activity                   $            -  $            -  $            -
    Less: collections                            $            -  $            -  $            -
    Less: offsets                                $            -  $            -  $            -
    Less: application of customer deposits       $            -  $            -  $            -
    Less: sale of receivables to I-Link          $            -  $            -  $            -
                                                 --------------  --------------  --------------
    End of month balance                         $            -  $ 2,402,758.04  $ 2,402,758.04
                                                 ==============  ==============  ==============

0-30 Days  31-60 Days  61-90 Days   Over 90 Days   End of Month Total
---------  ----------  ----------  --------------  ------------------
$       -  $        -  $        -  $            -  $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                   3RD PARTY      INTERCOMPANY       TOTAL
                                                 --------------  --------------  --------------
Beginning of month balance                       $ 8,701,417.24  $ 6,251,149.70  $14,952,566.94
Add: sales on account**                          $            -  $            -  $            -
Add: collections on behalf of I-Link             $            -  $            -  $            -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $            -  $            -  $            -
  Net cash advanced by Parent                    $            -  $            -  $            -
  Credit extended by Parent or Affiliate         $            -  $            -  $            -
  Amounts collected by Parent                    $            -  $            -  $            -
Less: Invoicing to I-Link                        $            -  $            -  $            -
Less: remittances to I-Link                      $            -  $            -  $            -
Less: payments                                   $            -  $            -  $            -
                                                 --------------  --------------  --------------
End of month balance                             $ 8,701,417.24  $ 6,251,149.70  $14,952,566.94
                                                 ==============  ==============  ==============

0-30 Days  31-60 Days  61-90 Days   Over 90 Days   End of Month Total
---------  ----------  ----------  --------------  ------------------
$       -  $        -  $        -  $ 8,701,417.24  $     8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: May 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

           1.  Federal income taxes              Yes (X)         No ( )

           2.  FICA withholdings                 Yes (X)         No ( )

           3.  Employee's withholdings           Yes (X)         No ( )

           4.  Employer's FICA                   Yes (X)         No ( )

           5.  Federal unemployment taxes        Yes (X)         No ( )

           6.  State income tax                  Yes (X)         No ( )

           7.  State employee withholdings       Yes (X)         No ( )

           8.  All other state taxes                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ___________________________________________
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $  3,282,459.49

RECEIPTS:
     1. Receipts from Operations                                                $             -
     2. Other Receipts                                                          $             -
                                                                                ---------------

TOTAL RECEIPTS                                                                  $             -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $             -
         b. Others                                                              $             -
     4. Taxes
         a. Federal Income Taxes                                                $             -
         b. FICA Withholdings                                                   $             -
         c. Employee's withholdings                                             $             -
         d. Employer's FICA                                                     $             -
         e. Federal Unemployment Taxes                                          $             -
         f. State Income Tax                                                    $             -
         g. State Employee withholdings                                         $             -
         h. All other state taxes                                               $             -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $             -
         b. Utilities                                                           $             -
         c. Insurance                                                           $             -
         d. Merchandise bought for manufacture or sell                          $             -
         e. Other necessary expenses                                            $             -
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $             -
Less:  Disbursements by Parent or Affiliate                                     $             -
                                                                                ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $             -

                                                                                ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $             -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $             -
                                                                                ---------------

ENDING BALANCE IN WxC/WAXS                                                      $    110,913.25
ENDING BALANCE IN B of A Checking                                               $  3,171,546.24

                                                                                ---------------
                                                               ENDING BALANCE   $  3,282,459.49
                                                                                ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory                   $        -
Add: purchases                        $        -
Less: goods sold                      $        -
                                      ----------
Ending inventory                      $        -
                                      ==========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period         $         -
Payroll taxes due but unpaid          $         -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                         Date regular             Amount of             Number of              Amount of
      Name of Creditor/Lessor           payment is due         regular payment     Payments Delinquent    Payments Delinquent
      -----------------------           --------------         ---------------     -------------------    -------------------
Imperial Premium Finance                    Monthly                  8,798.52                  -                      -
Storage West Self Storage                   Monthly                    209.00          See Note 1                 27.87
Storage West Self Storage                   Monthly                     99.00          See Note 1                 13.20
Associated Storage                          Monthly                  2,149.98          See Note 1                286.66
Bay 602 Corporation                         Monthly                  9,817.39          See Note 1              1,308.99
Reynolds Family Properties                  Monthly                  4,448.00          See Note 1                593.07
Reynolds Family Properties                  Monthly                 23,792.49          See Note 1              3,172.33
Doral Plaza Associates                      Monthly                  9,660.00          See Note 1              1,288.00
Colonial Parking                            Monthly                    378.00          See Note 1                 50.40
23223 Bryan St. Limited Partnership         Monthly                 16,941.16          See Note 1              2,258.82
Central Parking Systems                     Monthly                    700.00          See Note 1                 93.33
Currie Samuelson                            Monthly                  1,200.00          See Note 1                160.00
Currie Samuelson                            Monthly                 34,516.00          See Note 1              4,602.13
Downtown Properties                         Monthly                 10,850.00          See Note 1              1,446.67
Hudson Telegraph                            Monthly                 12,206.25          See Note 1              1,627.50
Okada International                         Monthly                  2,601.03          See Note 1                346.80
One Wilshire Arcade Imp.                    Monthly                  6,147.03          See Note 1                819.60
Rockrose Development                        Monthly                  2,848.25          See Note 1                379.77
Scripps Ranch Landscape                     Monthly                  1,000.00          See Note 1                133.33
Pacific Guardian Center                     Monthly                  4,707.32          See Note 1                627.64
Wells Fargo Financial Leasing Co.           Monthly                    279.88                   -                     -
Newcourt Leasing                            Monthly                  1,871.90                   -                     -
Greater San Diego Air                       Monthly                  2,246.00          See Note 1                299.47
Finova Loan Admin. Inc                      Monthly                 11,825.07          See Note 1              1,576.68
CIT Group                                   Monthly                  8,117.96                   -                     -
Dana Commercial Credit                      Monthly                 14,734.93          See Note 1              1,964.66
Danka Financial Services                    Monthly                 16,705.50                   -                     -
Danka Financial Services                    Monthly                    378.16          See Note 2                428.58
Data Sales Co., Inc                         Monthly                 58,663.13          See Note 1              7,821.75
IBM Corporation                             Monthly                 56,452.32                   -                     -
Advanta Leasing Services                    Monthly                  1,374.62                   -                     -
Premier Computer Sales                      Monthly                  7,151.17          See Note 1                953.49
Siemens Credit LTD                          Monthly                 45,360.11          See Note 2             51,408.12
Telogy, Inc.                                Monthly                  6,482.29          See Note 1                864.31
Telecommunications Finance Group            Monthly              1,013,115.84          See Note 2          1,148,197.95
Union Bank of CA., N.A.                     Monthly                 61,133.27          See Note 1              8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                    3RD PARTY     INTERCOMPANY              TOTAL
                                                    ---------     ------------              -----
ACCOUNTS RECEIVABLE
    Beginning of month balance                       $     -     $ 2,402,758.04        $ 2,402,758.04
    Add: Receipts by parent/affiliates               $     -     $            -        $            -
    Add: customer credits                            $     -     $            -        $            -
    Add: intercompany activity                       $     -     $            -        $            -
    Less: collections                                $     -     $            -        $            -
    Less: offsets                                    $     -     $            -        $            -
    Less: application of customer deposits           $     -     $            -        $            -
    Less: sale of receivables to I-Link              $     -     $            -        $            -
                                                     -------     --------------        --------------
    End of month balance                             $     -     $ 2,402,758.04        $ 2,402,758.04
                                                     =======     ==============        ==============

0-30 Days           31-60 Days          61-90 Days       Over 90 Days       End of Month Total
---------           ----------          ----------       ------------       ------------------
$      -            $       -           $       -        $         -            $       -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                       3RD PARTY           INTERCOMPANY              TOTAL
                                                       ---------           ------------              -----
Beginning of month balance                           $ 8,701,417.24        $ 6,251,149.70       $ 14,952,566.94
Add: sales on account**                              $            -        $            -       $             -
Add: collections on behalf of I-Link                 $            -        $            -       $             -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate      $            -        $            -       $             -
  Net cash advanced by Parent                        $            -        $            -       $             -
  Credit extended by Parent or Affiliate             $            -        $            -       $             -
  Amounts collected by Parent                        $            -        $            -       $             -
Less: Invoicing to I-Link                            $            -        $            -       $             -
Less: remittances to I-Link                          $            -        $            -       $             -
Less: payments                                       $            -        $            -       $             -
                                                     --------------        --------------       ---------------
End of month balance                                 $ 8,701,417.24        $ 6,251,149.70       $ 14,952,566.94
                                                     ==============        ==============       ===============

0-30 Days        31-60 Days       61-90 Days      Over 90 Days       End of Month Total
---------        ----------       ----------      ------------       ------------------
$      -         $       -        $       -      $ 8,701,417.24        $ 8,701,417.24

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: June 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1. Federal income taxes                     Yes (X)            No ( )

         2. FICA withholdings                        Yes (X)            No ( )

         3. Employee's withholdings                  Yes (X)            No ( )

         4. Employer's FICA                          Yes (X)            No ( )

         5. Federal unemployment taxes               Yes (X)            No ( )

         6. State income tax                         Yes (X)            No ( )

         7. State employee withholdings              Yes (X)            No ( )

         8. All other state taxes                        See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                   _____________________________
                                                   For the Debtor In Possession

                                                   Henry C. Lyon
                                                   Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                                $ 3,282,459.49

RECEIPTS:
     1. Receipts from Operations                                                 $            -
     2. Other Receipts                                                           $    11,169.60
                                                                                 --------------
TOTAL RECEIPTS                                                                   $    11,169.60

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                             $            -
         b. Others                                                               $            -
     4. Taxes
         a. Federal Income Taxes                                                 $            -
         b. FICA Withholdings                                                    $            -
         c. Employee's withholdings                                              $            -
         d. Employer's FICA                                                      $            -
         e. Federal Unemployment Taxes                                           $            -
         f. State Income Tax                                                     $            -
         g. State Employee withholdings                                          $            -
         h. All other state taxes                                                $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                          $            -
         b. Utilities                                                            $            -
         c. Insurance                                                            $            -
         d. Merchandise bought for manufacture or sell                           $            -
         e. Other necessary expenses                                             $            -
                                                                                 --------------

TOTAL DISBURSEMENTS                                                              $            -

Less:  Disbursements by Parent or Affiliate                                      $            -
                                                                                 --------------
ADJUSTED TOTAL DISBURSEMENTS                                                     $            -

                                                                                 --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                              $    11,169.60

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                          $            -
                                                                                 --------------

ENDING BALANCE IN WxC/WAXS                                                       $   110,913.25
ENDING BALANCE IN B of A Checking                                                $ 3,182,715.84

                                                                                 --------------
                                                 ENDING BALANCE                  $ 3,293,629.09
                                                                                 ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2003

Bank:                Bank of America
Location:            Atlanta, GA
Account Name:        Checking
Account Number:      3299991275

DATE RECEIVED                             DESCRIPTION                                AMOUNT
-------------                             -----------                                ------
Other Receipts:

  7/14/2003                       Hi Rim Communications (Preference)                     239.09
  7/14/2003                       Frenkel Insurance (Refund)                          10,930.51

                                                                                    -----------
                                                                              Total $ 11,169.60
                                                                                    ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory                   $          -
Add: purchases                        $          -
Less: goods sold                      $          -
                                      ------------
Ending inventory                      $          -
                                      ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period         $          -
Payroll taxes due but unpaid          $          -

          STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                         Date regular             Amount of             Number of              Amount of
      Name of Creditor/Lessor           payment is due         regular payment     Payments Delinquent    Payments Delinquent
      -----------------------           --------------         ---------------     -------------------    -------------------
Imperial Premium Finance                   Monthly                   8,798.52                 -                        -
Storage West Self Storage                  Monthly                     209.00         See Note 1                   27.87
Storage West Self Storage                  Monthly                      99.00         See Note 1                   13.20
Associated Storage                         Monthly                   2,149.98         See Note 1                  286.66
Bay 602 Corporation                        Monthly                   9,817.39         See Note 1                1,308.99
Reynolds Family Properties                 Monthly                   4,448.00         See Note 1                  593.07
Reynolds Family Properties                 Monthly                  23,792.49         See Note 1                3,172.33
Doral Plaza Associates                     Monthly                   9,660.00         See Note 1                1,288.00
Colonial Parking                           Monthly                     378.00         See Note 1                   50.40
23223 Bryan St. Limited Partnership        Monthly                  16,941.16         See Note 1                2,258.82
Central Parking Systems                    Monthly                     700.00         See Note 1                   93.33
Currie Samuelson                           Monthly                   1,200.00         See Note 1                  160.00
Currie Samuelson                           Monthly                  34,516.00         See Note 1                4,602.13
Downtown Properties                        Monthly                  10,850.00         See Note 1                1,446.67
Hudson Telegraph                           Monthly                  12,206.25         See Note 1                1,627.50
Okada International                        Monthly                   2,601.03         See Note 1                  346.80
One Wilshire Arcade Imp.                   Monthly                   6,147.03         See Note 1                  819.60
Rockrose Development                       Monthly                   2,848.25         See Note 1                  379.77
Scripps Ranch Landscape                    Monthly                   1,000.00         See Note 1                  133.33
Pacific Guardian Center                    Monthly                   4,707.32         See Note 1                  627.64
Wells Fargo Financial Leasing Co.          Monthly                     279.88                  -                       -
Newcourt Leasing                           Monthly                   1,871.90                  -                       -
Greater San Diego Air                      Monthly                   2,246.00         See Note 1                  299.47
Finova Loan Admin. Inc                     Monthly                  11,825.07         See Note 1                1,576.68
CIT Group                                  Monthly                   8,117.96                  -                       -
Dana Commercial Credit                     Monthly                  14,734.93         See Note 1                1,964.66
Danka Financial Services                   Monthly                  16,705.50                  -                       -
Danka Financial Services                   Monthly                     378.16         See Note 2                  428.58
Data Sales Co., Inc                        Monthly                  58,663.13         See Note 1                7,821.75
IBM Corporation                            Monthly                  56,452.32                  -                       -
Advanta Leasing Services                   Monthly                   1,374.62                  -                       -
Premier Computer Sales                     Monthly                   7,151.17         See Note 1                  953.49
Siemens Credit LTD                         Monthly                  45,360.11         See Note 2               51,408.12
Telogy, Inc.                               Monthly                   6,482.29         See Note 1                  864.31
Telecommunications Finance Group           Monthly               1,013,115.84         See Note 2            1,148,197.95
Union Bank of CA., N.A.                    Monthly                  61,133.27         See Note 1                8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                                3RD PARTY        INTERCOMPANY              TOTAL
                                                                ---------        ------------              -----
ACCOUNTS RECEIVABLE
     Beginning of month balance                                 $      -        $ 2,402,758.04        $ 2,402,758.04
     Add: Receipts by parent/affiliates                         $      -        $            -        $            -
     Add: customer credits                                      $      -        $            -        $            -
     Add: intercompany activity                                 $      -        $            -        $            -
     Less: collections                                          $      -        $            -        $            -
     Less: offsets                                              $      -        $            -        $            -
     Less: application of customer deposits                     $      -        $            -        $            -
     Less: sale of receivables to I-Link                        $      -        $            -        $            -
                                                                --------        --------------        --------------
     End of month balance                                       $      -        $ 2,402,758.04        $ 2,402,758.04
                                                                ========        ==============        ==============

0-30 Days            31-60 Days      61-90 Days       Over 90 Days       End of Month Total
---------            ----------      ----------       ------------       ------------------
$     -              $       -       $       -        $         -           $        -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                        3RD PARTY           INTERCOMPANY              TOTAL
                                                        ---------           ------------              -----
Beginning of month balance                           $ 8,701,417.24        $ 6,251,149.70        $ 14,952,566.94
Add: sales on account**                              $            -        $            -        $            -
Add: collections on behalf of I-Link                 $            -        $            -        $            -
Add: intercompany activity

  Expenses paid directly by Parent or Affiliate      $            -        $            -        $            -
  Net cash advanced by Parent                        $            -        $            -        $            -
  Credit extended by Parent or Affiliate             $            -        $            -        $            -
  Amounts collected by Parent                        $            -        $            -        $            -
Less: Invoicing to I-Link                            $            -        $            -        $            -
Less: remittances to I-Link                          $            -        $            -        $            -
Less: payments                                       $            -        $            -        $            -
                                                     --------------        --------------        --------------
End of month balance                                 $ 8,701,417.24        $ 6,251,149.70        $14,952,566.94
                                                     ==============        ==============        ==============

0-30 Days          31-60 Days      61-90 Days       Over 90 Days       End of Month Total
---------          ----------      ----------       ------------       ------------------
$     -            $       -       $       -       $ 8,701,417.24        $ 8,701,417.24

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: July 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1. Federal income taxes                     Yes (X)           No ( )

         2. FICA withholdings                        Yes (X)           No ( )

         3. Employee's withholdings                  Yes (X)           No ( )

         4. Employer's FICA                          Yes (X)           No ( )

         5. Federal unemployment taxes               Yes (X)           No ( )

         6. State income tax                         Yes (X)           No ( )

         7. State employee withholdings              Yes (X)           No ( )

         8. All other state taxes                        See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                ________________________________
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                                    $ 3,293 629.09

RECEIPTS:
     1. Receipts from Operations                                                     $            -
     2. Other Receipts                                                               $            -
                                                                                     --------------

TOTAL RECEIPTS                                                                       $            -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                 $            -
         b. Others                                                                   $            -
     4. Taxes
         a. Federal Income Taxes                                                     $            -
         b. FICA Withholdings                                                        $            -
         c. Employee's withholdings                                                  $            -
         d. Employer's FICA                                                          $            -
         e. Federal Unemployment Taxes                                               $            -
         f. State Income Tax                                                         $            -
         g. State Employee withholdings                                              $            -
         h. All other state taxes                                                    $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                              $            -
         b. Utilities                                                                $            -
         c. Insurance                                                                $            -
         d. Merchandise bought for manufacture or sell                               $            -
         e. Other necessary expenses
             Bank fees                                                               $     2,468.58
             Record storage fees                                                     $     6,310.16
                                                                                     --------------

TOTAL DISBURSEMENTS                                                                  $     8,778.74
Less:  Disbursements by Parent or Affiliate                                          $    (8,778.74)
                                                                                     --------------
ADJUSTED TOTAL DISBURSEMENTS                                                         $            -

                                                                                     --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                  $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                              $            -
                                                                                     --------------

ENDING BALANCE IN WxC/WAXS                                                           $   110,913.25
ENDING BALANCE IN B of A Checking                                                    $ 3,182,715.84

                                                                                     --------------
                                                ENDING BALANCE                       $ 3,293,629.09
                                                                                     ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF INVENTORY
----------------------
  Beginning Inventory                            $ -
  Add: purchases                                 $ -
  Less: goods sold                               $ -
                                                 ---
  Ending inventory                               $ -
                                                 ===

PAYROLL INFORMATION STATEMENT
-----------------------------
  Gross payroll for this period                  $ -
  Payroll taxes due but unpaid                   $ -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                                     Date regular         Amount of             Number of             Amount of
          Name of Creditor/Lessor                   payment is due     regular payment     Payments Delinquent   Payments Delinquent
Imperial Premium Finance                                Monthly              8,798.52              -                           -
Storage West Self Storage                               Monthly                209.00          See Note 1                  27.87
Storage West Self Storage                               Monthly                 99.00          See Note 1                  13.20
Associated Storage                                      Monthly              2,149.98          See Note 1                 286.66
Bay 602 Corporation                                     Monthly              9,817.39          See Note 1               1,308.99
Reynolds Family Properties                              Monthly              4,448.00          See Note 1                 593.07
Reynolds Family Properties                              Monthly             23,792.49          See Note 1               3,172.33
Doral Plaza Associates                                  Monthly              9,660.00          See Note 1               1,288.00
Colonial Parking                                        Monthly                378.00          See Note 1                  50.40
23223 Bryan St. Limited Partnership                     Monthly             16,941.16          See Note 1               2,258.82
Central Parking Systems                                 Monthly                700.00          See Note 1                  93.33
Currie Samuelson                                        Monthly              1,200.00          See Note 1                 160.00
Currie Samuelson                                        Monthly             34,516.00          See Note 1               4,602.13
Downtown Properties                                     Monthly             10,850.00          See Note 1               1,446.67
Hudson Telegraph                                        Monthly             12,206.25          See Note 1               1,627.50
Okada International                                     Monthly              2,601.03          See Note 1                 346.80
One Wilshire Arcade Imp.                                Monthly              6,147.03          See Note 1                 819.60
Rockrose Development                                    Monthly              2,848.25          See Note 1                 379.77
Scripps Ranch Landscape                                 Monthly              1,000.00          See Note 1                 133.33
Pacific Guardian Center                                 Monthly              4,707.32          See Note 1                 627.64
Wells Fargo Financial Leasing Co.                       Monthly                279.88              -                           -
Newcourt Leasing                                        Monthly              1,871.90              -                           -
Greater San Diego Air                                   Monthly              2,246.00          See Note 1                 299.47
Finova Loan Admin. Inc                                  Monthly             11,825.07          See Note 1               1,576.68
CIT Group                                               Monthly              8,117.96              -                           -
Dana Commercial Credit                                  Monthly             14,734.93          See Note 1               1,964.66
Danka Financial Services                                Monthly             16,705.50              -                           -
Danka Financial Services                                Monthly                378.16          See Note 2                 428.58
Data Sales Co., Inc                                     Monthly             58,663.13          See Note 1               7,821.75
IBM Corporation                                         Monthly             56,452.32              -                           -
Advanta Leasing Services                                Monthly              1,374.62              -                           -
Premier Computer Sales                                  Monthly              7,151.17          See Note 1                 953.49
Siemens Credit LTD                                      Monthly             45,360.11          See Note 2              51,408.12
Telogy. Inc.                                            Monthly              6,482.29          See Note 1                 864.31
Telecommunications Finance Group                        Monthly          1,013,115.84          See Note 2           1,148,197.95
Union Bank of CA., N.A.                                 Monthly             61,133.27          See Note 1               8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                     3RD PARTY           INTERCOMPANY                 TOTAL
                                                     ---------           ------------                 -----
ACCOUNTS RECEIVABLE
    Beginning of month balance                          $ -             $ 2,402,758.04            $ 2,402,758.04
    Add: Receipts by parent/affiliates                  $ -             $            -            $            -
    Add: customer credits                               $ -             $            -            $            -
    Add: intercompany activity                          $ -             $            -            $            -
    Less: collections                                   $ -             $            -            $            -
    Less: offsets                                       $ -             $            -            $            -
    Less: application of customer deposits              $ -             $            -            $            -
    Less: sale of receivables to I-Link                 $ -             $            -            $            -
                                                        ---             --------------            --------------
    End of month balance                                $ -             $ 2,402 758.04            $ 2,402,758.04
                                                        ===             ==============            ==============

0-30 Days                    31-60 Days           61-90 Days               Over 90 Days           End of Month Total
---------                    ----------           ----------               ------------           ------------------
  $ -                            $ -                 $ -                        $ -                       $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                       3RD PARTY         INTERCOMPANY                 TOTAL
                                                       ---------         ------------                 -----
Beginning of month balance                           $ 8,701,417.24     $ 6,251,149.70           $ 14,952,566.94
Add: sales on account**                              $     8,778.74     $            -           $      8,778.74
Add: collections on behalf of I-Link                 $            -     $            -           $             -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate      $    (8,778.74)    $     8,778.74           $             -
  Net cash advanced by Parent                        $            -     $            -           $             -
  Credit extended by Parent or Affiliate             $            -     $            -           $             -
  Amounts collected by Parent                        $            -     $            -           $             -
Less: Invoicing to I-Link                            $            -     $            -           $             -
Less: remittances to I-Link                          $            -     $            -           $             -
Less: payments                                       $            -     $            -           $             -
                                                     --------------     --------------           ---------------
End of month balance                                 $ 8,701,417.24     $ 6,259,928.44           $ 14,961,345.68
                                                     ==============     ==============           ===============

0-30 Days                    31-60 Days              61-90 Days          Over 90 Days           End of Month Total
---------                    ----------              ----------          ------------           ------------------
  $ -                           $ -                     $ -             $ 8,701,417.24            $ 8,701,417.24

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: August 31, 2003

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                Yes (X)            No ( )

       2.        FICA withholdings                   Yes (X)            No ( )

       3.        Employee's withholdings             Yes (X)            No ( )

       4.        Employer's FICA                     Yes (X)            No ( )

       5.        Federal unemployment taxes          Yes (X)            No ( )

       6.        State income tax                    Yes (X)            No ( )

       7.        State employee withholdings         Yes (X)            No ( )

       8.        All other state taxes                   See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                    ____________________________
                                                    For the Debtor In Possession

                                                    Henry C. Lyon
                                                    Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                          $ 3,293,629.09

RECEIPTS:

     1. Receipts from Operations                           $            -
     2. Other Receipts                                     $            -
                                                           --------------
TOTAL RECEIPTS                                             $            -

DISBURSEMENTS

     3. Net Payroll

         a. Officers                                       $            -
         b. Others                                         $            -
     4. Taxes

         a. Federal Income Taxes                           $            -
         b. FICA Withholdings                              $            -
         c. Employee's withholdings                        $            -
         d. Employer's FICA                                $            -
         e. Federal Unemployment Taxes                     $            -
         f. State Income Tax                               $            -
         g. State Employee withholdings                    $            -
         h. All other state taxes                          $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                    $            -
         b. Utilities                                      $            -
         c. Insurance                                      $            -
         d. Merchandise bought for manufacture or sell     $            -
         e. Other necessary expenses
             Bank fees                                     $     1,540.33
                                                           --------------

TOTAL DISBURSEMENTS                                        $     1,540.33
Less: Disbursements by Parent or Affiliate                 $    (1,540.33)
                                                           --------------
ADJUSTED TOTAL DISBURSEMENTS                               $            -

                                                           --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD        $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                    $            -
                                                           --------------

ENDING BALANCE IN WxC/WAXS                                 $   110,913.25
ENDING BALANCE IN B of A Checking                          $ 3,182,715.84

                                                           --------------
                                          ENDING BALANCE   $ 3,293,629.09
                                                           ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory             $          -
Add: purchases                  $          -
Less: goods sold                $          -
                                ------------
Ending inventory                $          -
                                ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $          -
Payroll taxes due but unpaid    $          -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**


                                       Date regular       Amount of           Number of             Amount of
      Name of Creditor/Lessor         payment is due   regular payment   Payments Delinquent   Payments Delinquent
-----------------------------------   --------------   ---------------   -------------------   -------------------
Imperial Premium Finance                 Monthly              8,798.52                -                          -
Storage West Self Storage                Monthly                209.00       See Note 1                      27.87
Storage West Self Storage                Monthly                 99.00       See Note 1                      13.20
Associated Storage                       Monthly              2,149.98       See Note 1                     286.66
Bay 602 Corporation                      Monthly              9,817.39       See Note 1                   1,308.99
Reynolds Family Properties               Monthly              4,448.00       See Note 1                     593.07
Reynolds Family Properties               Monthly             23,792.49       See Note 1                   3,172.33
Doral Plaza Associates                   Monthly              9,660.00       See Note 1                   1,288.00
Colonial Parking                         Monthly                378.00       See Note 1                      50.40
23223 Bryan St. Limited Partnership      Monthly             16,941.16       See Note 1                   2,258.82
Central Parking Systems                  Monthly                700.00       See Note 1                      93.33
Currie Samuelson                         Monthly              1,200.00       See Note 1                     160.00
Currie Samuelson                         Monthly             34,516.00       See Note 1                   4,602.13
Downtown Properties                      Monthly             10,850.00       See Note 1                   1,446.67
Hudson Telegraph                         Monthly             12,206.25       See Note 1                   1,627.50
Okada International                      Monthly              2,601.03       See Note 1                     346.80
One Wilshire Arcade Imp.                 Monthly              6,147.03       See Note 1                     819.60
Rockrose Development                     Monthly              2,848.25       See Note 1                     379.77
Scripps Ranch Landscape                  Monthly              1,000.00       See Note 1                     133.33
Pacific Guardian Center                  Monthly              4,707.32       See Note 1                     627.64
Wells Fargo Financial Leasing Co.        Monthly                279.88                -                          -
Newcourt Leasing                         Monthly              1,871.90                -                          -
Greater San Diego Air                    Monthly              2,246.00       See Note 1                     299.47
Finova Loan Admin. Inc                   Monthly             11,825.07       See Note 1                   1,576.68
CIT Group                                Monthly              8,117.96                -                          -
Dana Commercial Credit                   Monthly             14,734.93       See Note 1                   1,964.66
Danka Financial Services                 Monthly             16,705.50                -                          -
Danka Financial Services                 Monthly                378.16       See Note 2                     428.58
Data Sales Co., Inc                      Monthly             58,663.13       See Note 1                   7,821.75
IBM Corporation                          Monthly             56,452.32                -                          -
Advanta Leasing Services                 Monthly              1,374.62                -                          -
Premier Computer Sales                   Monthly              7,151.17       See Note 1                     953.49
Siemens Credit LTD                       Monthly             45,360.11       See Note 2                  51,408.12
Telogy, Inc.                             Monthly              6,482.29       See Note 1                     864.31
Telecommunications Finance Group         Monthly          1,013,115.84       See Note 2               1,148,197.95
Union Bank of CA., N.A.                  Monthly             61,133.27       See Note 1                   8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF AGED RECEIVABLES


                                             3RD PARTY     INTERCOMPANY         TOTAL
                                            -----------   --------------   --------------
ACCOUNTS RECEIVABLE
   Beginning of month balance               $         -   $ 2,402,758.04   $ 2,402,758.04
   Add: Receipts by parent/affiliates       $         -   $            -   $            -
   Add: customer credits                    $         -   $            -   $            -
   Add: intercompany activity               $         -   $            -   $            -
   Less: collections                        $         -   $            -   $            -
   Less: offsets                            $         -   $            -   $            -
   Less: application of customer deposits   $         -   $            -   $            -
   Less: sale of receivables to I-Link      $         -   $            -   $            -
                                            -----------   --------------   --------------
   End of month balance                     $         -   $ 2,402,758.04   $ 2,402,758.04
                                            ===========   ==============   ==============


0-30 Days   31-60 Days   61-90 Days   Over 90 Days   End of Month Total
---------   ----------   ----------   ------------   ------------------
$       -   $        -   $        -   $          -   $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**


                                                    3RD PARTY       INTERCOMPANY         TOTAL
                                                  --------------   --------------   ---------------
Beginning of month balance                        $ 8,701,417.24   $ 6,259,928.44   $ 14,961,345.68
Add: sales on account**                           $     1,540.33   $            -   $      1,540.33
Add: collections on behalf of I-Link              $            -   $            -   $             -
Add: intercompany activity

  Expenses paid directly by Parent or Affiliate   $    (1,540.33)  $     1,540.33   $             -
  Net cash advanced by Parent                     $            -   $            -   $             -
  Credit extended by Parent or Affiliate          $            -   $            -   $             -
  Amounts collected by Parent                     $            -   $            -   $             -
Less: Invoicing to I-Link                         $            -   $            -   $             -
Less: remittances to I-Link                       $            -   $            -   $             -
Less: payments                                    $            -   $            -   $             -
                                                  --------------   --------------   ---------------
End of month balance                              $ 8,701,417.24   $ 6,261,468.77   $ 14,962,886.01
                                                  ==============   ==============   ===============


0-30 Days   31-60 Days   61-90 Days    Over 90 Days    End of Month Total
---------   ----------   ----------   --------------   ------------------
$       -   $        -   $        -   $ 8,701,417.24   $     8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                    For the Month Ending: September 30, 2003

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

     1.     Federal income taxes            Yes (X)                 No ( )

     2.     FICA withholdings               Yes (X)                 No ( )

     3.     Employee's withholdings         Yes (X)                 No ( )

     4.     Employer's FICA                 Yes (X)                 No ( )

     5.     Federal unemployment taxes      Yes (X)                 No ( )

     6.     State income tax                Yes (X)                 No ( )

     7.     State employee withholdings     Yes (X)                 No ( )

     8.     All other state taxes               See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        ________________________________________
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                             OPERATING REPORT Page 5